SIEBERT FINANCIAL CORP.

                    SCHEDULE 14A INFORMATION PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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     (as permitted by Rule 14a-6(e)(2))

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                             Siebert Financial Corp.
.................................................................................
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

                             SIEBERT FINANCIAL CORP.

                          885 THIRD AVENUE, SUITE 1720

                            NEW YORK, NEW YORK 10022

                                 (212) 644-2400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 4, 2002

DEAR SHAREHOLDERS:

         Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation, at The Harmonie Club, 4 East 60th Street, New York, New York, on Tuesday, June 4, 2002 at 10:00 a.m., local time. The meeting's purpose is to:


     1.   Elect seven directors;



     2. Vote on a proposal to approve amendments to the Siebert Financial Corp. 1997 Stock Option Plan to: (a) increase the aggregate number of shares available for issuance thereunder from 2,100,000 to 4,200,000,
          (b) increase the aggregate number of shares that may be covered by option grants to any participant during any twelve month period from 400,000 to 750,000, (c) permit the Board of Directors to grant options to our non-employee directors, and (d) make certain other changes to the terms of the 1997 Stock Option Plan; and


     3. Consider any other matters that are properly presented at the Annual Meeting and any adjournment.

         You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Wednesday, April 17, 2002.

         Along with the attached Proxy Statement, we are also enclosing a copy of our 2001 Annual Report to Shareholders, which includes our financial statements.

         To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                   Daniel Iesu

                                    SECRETARY


New York, New York
May 6, 2002

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                 PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON JUNE 4, 2002

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

ANNUAL MEETING:            June 4, 2002                      The Harmonie Club
                           10:00 a.m., local time.           4 East 60th Street
                                                             New York, New York

RECORD DATE:   Close of business on  Wednesday,  April 17,  2002.  If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote.  On the record date,  we had  22,389,247
               shares  of  our  common  stock  outstanding.   Of  those  shares,
               19,878,700 shares were beneficially owned or controlled by Muriel
               Siebert, our Chairwoman, President and Chief Executive Officer and one of our directors.

QUORUM: The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

AGENDA:


               1.   Elect seven directors.

               2. Vote on a proposal to approve amendments to the Siebert Financial Corp. 1997 Stock Option Plan to: (a) increase the aggregate number of shares available for issuance thereunder from 2,100,000 to 4,200,000, (b) increase the aggregate number of shares that may be covered by option grants to any participant during any twelve month period from 400,000 to 750,000, (c) permit the Board of Directors to grant options to our non-employee directors, and (d) make certain other changes to the terms of the 1997 Stock Option Plan.

               3. Any other proper business. However, we currently are not aware of any other matters that will come before the meeting.


VOTE REQUIRED:

                    Proposal 1:



                    The seven nominees for director who receive the most votes will be elected. If you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee.



                    Proposal 2:

                    The amendments to the 1997 Stock Option Plan will be adopted by an affirmative vote of the holders of our common stock present in person or represented by proxy at the Annual Meeting. If you indicate "withhold authority to vote" for the amendments to the plan on your proxy card, your vote will not count either for or against the adoption of the amendments to the plan.

BROKER NON-VOTES:   If you hold your common stock  through a nominee,  generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York
                    Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within ten days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

PROXIES: Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of resolicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the Board's nominees for director and "FOR" the proposed amendments to the Siebert Financial Corp. 1997 Stock Option Plan.


                    If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

PROXIES SOLICITED BY:      The Board of Directors.


REVOKING YOUR
PROXY:

                    You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you either:

                    1.   deliver  a signed,  written  revocation  letter,  dated
                         later than the proxy to be revoked, to Daniel Iesu, Secretary, at Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

                    2. deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

                    3. attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

COST OF
SOLICITATION:      We will pay all costs of soliciting these proxies, estimated at $3,500 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no additional compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. American Stock Transfer & Trust Company, our transfer agent, is assisting us in the solicitation of proxies for the meeting for no additional fee.

YOUR COMMENTS:      Your comments about any aspects of our business are welcome.
                    Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


EXECUTIVE
COMPENSATION:       The following  table shows  salaries and bonuses paid during the last three years to our Chief Executive Officer and our other executive officers whose total annual salary and bonus during 2001 exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION        LONG-TERM COMPENSATION

                                                                                       RESTRICTED
                                                                       SECURITIES        STOCK
                                                                       UNDERLYING        AWARDS      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY        BONUS      STOCK OPTIONS                 COMPENSATION
------------------------------------------------------------------------------------------------------------------

Muriel F. Siebert                  2001     $150,000        --             --             --            --
Chairwoman, President and          2000      150,000        --             --             --            --
Chief Executive Officer            1999      150,000        --             --             --            --

Daniel Jacobson                    2001      185,000        --             --             --            --
Vice Chairman                      2000      185,000       $100,000        --             --            --
                                   1999      124,519(1)     --            20,000          --            --


Nicholas P. Dermigny               2001      185,000        145,000        --             --            --
Executive Vice President and       2000      185,000        165,000        --             --            --
Chief Operating Officer            1999      185,000        175,000        --             --            --


Mitchell M. Cohen                  2001      165,000        145,000        --             --            --
Executive Vice President,          2000      165,000        145,000        --             --            --
Chief Financial Officer and        1999      121,538        125,000        --             --            --
Assistant Secretary

Daniel Iesu                        2001       70,000         90,000      40,000           --            --
Secretary                          2000       70,000         80,000        --             --            --
                                   1999       70,000         65,000        --             --            --
----------------------

(1) Mr. Jacobson began serving as our Vice Chairman on May 3, 1999. The amount of salary listed above reflects earnings for the period of May 3, 1999 through December 31, 1999.

STOCK OPTIONS:      See  "Proposal  2" for a  description  of the  terms  of the
                    Siebert Financial Corp. 1997 Stock Option Plan and the proposed amendments to the plan.

                    The following table sets forth information on option grants in the fiscal year ended December 31, 2001 to the persons named in the Summary Compensation Table.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                              NUMBER OF         % OF                                 POTENTIAL REALIZABLE VALUE
                              SECURITIES   TOTAL OPTIONS                             AT ASSUMED ANNUAL RATES OF
                              UNDERLYING     GRANTED TO    EXERCISE OR                STOCK PRICE APPRECIATION
                               OPTIONS      EMPLOYEES IN   BASE PRICE   EXPIRATION       FOR OPTION TERM (2)
    NAME                       GRANTED      FISCAL YEAR     PER SHARE      DATE           5%           10%
    ----                       -------      -----------     ---------      ----           --           ---

Muriel F. Siebert                 --             --            --           --            --           --
Daniel Jacobson                   --             --            --           --            --           --
Nicholas P. Dermigny              --             --            --           --            --           --
Mitchell M. Cohen                 --             --            --           --            --           --
Daniel Iesu                     40,000          11.4%         $5.33      02/27/11      $134,000      $339,600

-----------


(1) Amounts in the table do not reflect the April 19, 2002 option grants set forth in the "New Plan Benefits" table under Proposal 2 of this proxy statement. The Compensation Committee granted Muriel F. Siebert an option to purchase 750,000 shares, subject to shareholder approval of the amendments to our 1997 Stock Option Plan. The Compensation Committee further granted our executive officers options to purchase shares of common stock in the following amounts: Daniel Jacobson 40,000 shares, Nicholas P. Dermigny 100,000 shares and Mitchell M. Cohen 100,000 shares.


(2) Amounts reflected in these columns represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified annually compounded rates of appreciation of our common stock over the term of the options. These numbers are calculated based on rules adopted by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock.

                           The following table sets forth at December 31, 2001 the number of options and the value of unexercised options held by each of the officers named in the Summary Compensation Table.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

                          FISCAL YEAR END OPTION VALUES

                                                                                              VALUE OF
                                                                                            UNEXERCISED
                          NUMBER OF                          NUMBER OF                      IN-THE-MONEY
                           SHARES                       UNEXERCISED OPTIONS                  OPTIONS AT
                         ACQUIRED ON     VALUE              AT YEAR END                 FISCAL YEAR END (1)
                                                   ------------------------------- -------------------------------
    NAME                     EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
    ----------------------------------------------------------------- --------------- --------------- ---------------
    Muriel F. Siebert            0            --            --             --              --              --
    Daniel Jacobson              0            --           12,000          8,000           --              --
    Nicholas P. Dermigny         0            --          184,000          8,000         $325,340        $13,200
    Mitchell M. Cohen            0            --            4,000          4,000           --              --
    Daniel Iesu                  0            --           39,200         43,200           64,680         5,280
----------------------

  (1) The dollar values have been calculated by determining the difference between the closing price of our common stock at December 31, 2001, $4.15 per share, and the exercise prices of the options.

RESTRICTED STOCK
AWARD PLAN:         Our 1998 Restricted  Stock Award Plan provides for awards to key  employees of not more than 60,000  shares of our common stock,  subject  to  adjustments  for  stock  splits,  stock dividends  and other  changes in our  capitalization,  to be issued  either  immediately  after  the award or at a future date.  As of December 31, 2001,  41,400 shares of our common stock under the Restricted Stock Award Plan had been awarded and were outstanding. As provided in the plan and subject to restrictions,  shares  awarded may not be disposed of by the recipients  for a period  of one  year  from the date of the award.  Cash  dividends on shares awarded are held by us for
                    the  benefit  of  the   recipients,   subject  to  the  same
                    restrictions  as  the  award.   These   dividends,   without
                    interest, are paid to the recipients upon lapse of the restrictions.


EMPLOYMENT
AGREEMENT:          We entered into an Employment  Agreement in 1999 with Daniel
                    Jacobson, our Vice Chairman. The agreement provides for an annual base salary of $185,000 plus such bonuses as may be authorized from time to time by our Board of Directors. The agreement has an initial three year term, with automatic extensions of one year unless terminated. If we terminate the agreement other than for "cause" or the permanent disability or death of Mr. Jacobson, he will be entitled to continue to receive his base salary for a period of (1) two years if the termination occurs during years three or four of the agreement and (2) one year if the termination occurs thereafter. If we terminate the agreement due to the permanent disability of Mr. Jacobson, he will be entitled to continue to receive his base salary for a period of one year. In accordance with the agreement, we also granted an option to purchase 20,000 shares of our common stock to Mr.
                    Jacobson under our 1997 Stock Option Plan at an exercise price of $32.50 per share.

DIRECTOR
COMPENSATION:       During   2001,   our   non-employee    directors    received
                    compensation for service on our Board of $20,000. We do not compensate our employees or employees of our subsidiaries who serve as directors. Further, the chairs of the Audit and Compensation Committees receive an additional annual fee of $5,000 and the members of the Executive Committee receive an additional annual fee of $5,000. Directors' fees are paid quarterly. Please see the "New Plan Benefits" table under Proposal 2 of this proxy statement for options granted to non-employee directors on April 19, 2002 and May 2, 2002, subject to shareholder approval of the amendments to our 1997 Stock Option Plan.

COMPENSATION
COMMITTEE REPORT
TO SHAREHOLDERS:    Our Compensation Committee currently consists of Ms. Francy,
                    Ms. Peterson and Ms. Macon, Chairwoman. The committee administers our executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

                    COMPENSATION   PHILOSOPHY:   We   believe   that   executive
                    compensation should be closely related to increased shareholder value. One of our strengths that contributes to our successes is a strong management team. Our compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to our continued success, principally by linking compensation with the attainment of key business objectives. Accordingly, our executive compensation program is designed to provide competitive compensation, support our strategic business goals and reflect our performance.

                    Our compensation program reflects the following principles:

                    o Compensation should encourage increased shareholder value.

                    o Compensation programs should support our short- and long-term strategic business goals and objectives.

                    o    Compensation  programs  should  reflect and promote our
                         values   and   reward   individuals   for   outstanding
                         contributions toward business goals.

                    o Compensation programs should enable us to attract and retain highly qualified professionals.

                    PAY MIX AND MEASUREMENT: Our executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy. The Company's philosophy is to keep base salaries on the lower end of what is considered standard for the industry, and to be flexible with bonuses when the circumstances warrant.

                    The  Chief  Executive   Officer   requested  that  her  cash
                    compensation for the year 2001 be limited to $150,000.

                    The Committee reviews and approves our Chief Executive Officer's recommendation of salaries and bonuses for our senior executives. In performing its review, the Committee has separate discussions with each of the executives concerning their own duties and those of the other executives under review. Bonuses, except for our Vice Chairman's, are awarded for calendar year performance and take into account the accomplishments of the executive and the Company's overall performance.

                    Stock options are awarded to some executives upon employment and generally vest over a five-year period. During 2001, the only option grant was to Daniel Iesu to purchase 40,000 shares at $5.33 per share.

                    Specific salary and incentive amounts are disclosed in the Summary Compensation Table.

                    This report of our Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                    Compensation Committee,
                    Patricia L. Francy
                    Jane H. Macon, Chairwoman
                    Nancy S. Peterson

AUDIT COMMITTEE
REPORT TO
SHAREHOLDERS:       The  Audit   Committee  has  reviewed  and  discussed   with
                    management the audited financial  statements for fiscal year ended  December  31,  2001.  The  Audit  Committee  has also
                    discussed  with  the  Company's   independent  auditors  the
                    matters  required to be  discussed  by Statement on Auditing
                    Standards No. 61, "Communications with Audit Committees," including the Company's critical accounting policies and the interests, if any, of the Company in "off balance sheet" entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent auditors required by Independence Standards Board Standard
                    No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors the independent auditor's independence.

                    Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board that the audited financial statements for fiscal year ended December 31, 2001 be included in Siebert Financial's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                    Audit Committee,
                    Patricia L. Francy, Chairwoman
                    Jane H. Macon
                    Nancy S. Peterson

CERTAIN RELATIONSHIPS
AND RELATED
TRANSACTIONS:       We  have  entered  into a  Secured  Demand  Note  Collateral
                    Agreement with Siebert, Brandford, Shank & Co., LLC, or SBS, a company in which we hold a 49% ownership interest, under which we are obligated to lend to SBS up to $1.2 million on a secured subordinated basis. Amounts pledged by us under the facility are reflected on our balance sheet as "cash equivalents - restricted". SBS pays us interest on this amount at the rate of 10% per annum. The facility expires on August 31, 2003, at which time SBS is obligated to repay to us any amounts borrowed by SBS thereunder.

SECTION 16(A)
BENEFICIAL OWNERSHIP
REPORTING
COMPLIANCE:         Section  16(a) of the Exchange  Act  requires our  executive officers and directors and persons who beneficially own more than 10% of our  common  stock to file  initial  reports  of ownership  and  reports  of changes  in  ownership  with the
                    Securities   and  Exchange   Commission.   These   executive
                    officers, directors and shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

                    Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 2001 all
                    Section   16(a)  filing   requirements   applicable  to  our
                    executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

OUR PERFORMANCE:    The stock price  performance graph below shall not be deemed
                    incorporated   by   reference   by  any  general   statement
                    incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                           [GRAPHIC OMITTED]


                                          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                                              AMONG SIEBERT FINANCIAL CORP.,
                                     THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

                                                          Cumulative Total Return
                                          ----------------------------------------------------------------------
                                               12/96      12/97       12/98      12/99       12/00       12/01

SIEBERT FINANCIAL CORP.                        100.00       86.03     349.99      555.81     156.20      157.15
NASDAQ STOCK MARKET (U.S.)                     100.00      122.48     172.68      320.89     193.01      153.15
PEER GROUP                                     100.00      197.69     400.01      616.19     564.98      338.27


* $100 Invested on 12/31/96 in stock or index- including reinvestment of dividends. Fiscal year ending December 31.



                    The above graph compares our performance from December 31, 1996 through December 31, 2001, against the performance of the Nasdaq Market Index and a peer group. The peer group consists of A.B. Watley Group Inc., Ameritrade Holding Corporation, E*Trade Group, Inc. and The Charles Schwab Corporation.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

MANAGEMENT
OWNERSHIP:

                    The following table lists share ownership of our common stock as of March 31, 2002. The information includes beneficial ownership by each of our directors and executive officers, by all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the SEC.


                                                            SHARES OF                 PERCENT OF


                                                           SHARES OF                 PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                COMMON STOCK                  CLASS
-------------------------------------------------- ----------------------------- ----------------------
Muriel F. Siebert (a)                                     19,878,700                     88.8%

Mitchell M. Cohen                                              4,000(2)                    *

Nicholas P. Dermigny                                         192,000(2)                    *

Daniel Iesu                                                   43,200(2)                    *

Daniel Jacobson                                               17,000(3)                    *

Patricia L. Francy (a)(b)(c)                                  20,000(2)                    *

Jane H. Macon (a)(d)(e)                                       21,000(4)                    *

Nancy S. Peterson (c)(e)                                       --                          *

Directors and executive officers as a group               20,175,900(5)                  89.0%
(eight persons)

(1) The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, New York, New York 10022.

(2)  Represents options to purchase shares of our common stock.

(3) Includes 12,000 shares of our common stock that Mr. Jacobson has the right to acquire pursuant to a stock option grant.

(4) Includes 20,000 shares of our common stock that Ms. Macon has the right to acquire pursuant to a stock option grant.

(5) Includes options to purchase an aggregate of 291,200 shares of our common stock described above.

*    Less than 1%

(a)      Member of Executive Committee.
(b)      Chairwoman of the Audit Committee.
(c)      Member of Compensation Committee.
(d)      Chairwoman of the Compensation Committee.
(e)      Member of the Audit Committee.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

GENERALLY:

                    Our Board nominated seven directors for election at the meeting. Each will hold office until the next annual meeting or until their successors have been elected.



Nominees:                  MURIEL F. SIEBERT                    Muriel  Siebert has been  Chairwoman,  President,
---------                  Age 69                               Chief Executive  Officer and a director of Muriel
                                                                Siebert & Co.,  Inc.  since  1967 and of  Siebert
                                                                Financial  Corp.  since  November  8,  1996.  The
                                                                first   woman   member  of  the  New  York  Stock
                                                                Exchange  on  December  28,  1967,   Ms.  Siebert
                                                                served  as  Superintendent  of Banks of the State
                                                                of New York from 1977 to 1982.  She is a director
                                                                of the New York State Business  Council,  and the
                                                                Greater  New York  Council  of the Boy  Scouts of
                                                                America.  Ms.  Siebert  serves  on the  New  York
                                                                State  Commission on Judicial  Nomination,  which
                                                                is involved in the selection of Associate  Judges
                                                                for  the  Court  of   Appeals,   and  is  on  the
                                                                executive  committee of the Economic  Club of New
                                                                York.


                           NICHOLAS P. DERMIGNY                 Nicholas  Dermigny  has been our  Executive  Vice
                           Age 44                               President  and  Chief  Operating   Officer  since
                                                                joining  us  in  1989.  Prior  to  1993,  he  was
                                                                responsible  for our  retail  discount  division.
                                                                Mr.  Dermigny  became an officer and  director on
                                                                November 8, 1996.

                           PATRICIA L. FRANCY                   Patricia  Francy is Treasurer  and  Controller of
                           Age 56                               Columbia  University.  She  previously  served as
                                                                the   University's   Director   of  Finance   and
                                                                Director  of  Budget   Operations  and  has  been
                                                                associated  with the  University  since 1969. Ms.
                                                                Francy became a director on March 11, 1997.



                                       11

                           DANIEL JACOBSON                      Daniel  Jacobson has been our Vice Chairman since
                           Age  73                              May 1999.  Prior to joining us, Mr.  Jacobson was
                                                                a partner at Richard  A.  Eisner & Company,  LLP.
                                                                Mr.  Jacobson is also a director  and chairman of
                                                                the Audit Committee of Barnwell Industries,  Inc.
                                                                Mr. Jacobson is an attorney and certified  public
                                                                accountant.  Mr.  Jacobson  became an officer and
                                                                a director on May 3, 1999.


                           LEONARD M. LEIMAN                    Leonard  Leiman is of  counsel to the law firm of
                           Age 70                               Fulbright & Jaworski L.L.P.,  New York, New York.
                                                                Fulbright  &  Jaworski   L.L.P.   provides  legal
                                                                services  to us.  Prior to  becoming  of counsel,
                                                                Mr.  Leiman was a partner in Fulbright & Jaworski
                                                                L.L.P.  for more  than the past five  years.  Mr.
                                                                Leiman became a director on May 2, 2002.


                           JANE H. MACON                        Jane  Macon  is a  partner  with  the law firm of
                           Age 55                               Fulbright & Jaworski L.L.P., San Antonio,  Texas.
                                                                Fulbright  &  Jaworski   L.L.P.   provides  legal
                                                                services  to us. Ms.  Macon  became a director on
                                                                November 8, 1996.
                           NANCY S. PETERSON                    Nancy Peterson is the President, Chairwoman and
                           Age 68                               Chief Executive Officer of Peterson Tool
                                                                Company, Inc. Ms. Peterson became a director on
                                                                June 4, 2001.



BOARD MEETINGS:     In 2001,  the Board  held  seven  meetings.  Each  incumbent director attended at least 75% of his or her Board meetings and all of his or her committee meetings.

BOARD COMMITTEES:   The Audit  Committee  held five  meetings  during 2001.  The
                    Audit Committee of our Board of Directors currently consists of Ms. Macon, Ms. Peterson and Ms. Francy, Chairwoman.

                    The Audit Committee provides independent, objective oversight of the accounting functions and internal controls. The Committee is comprised solely of independent directors who are qualified for service under the rules of the Nasdaq Stock Market.

                    The Compensation Committee held nine meetings during 2001. The Compensation Committee of our Board of Directors currently consists of Ms. Francy, Ms. Peterson and Ms. Macon, Chairwoman.

INDEMNIFICATION OF
OFFICERS AND
DIRECTORS:          We indemnify  our  executive  officers and  directors to the extent  permitted  by  applicable  law  against  liabilities incurred  as a result  of their  service  to us and  against liabilities  incurred  as  a  result  of  their  service  as directors of other corporations when serving at our request.
                    We have a directors and officers liability insurance policy, underwritten  by  Executive  Risk  Indemnity,  Inc.,  in the aggregate amount of $10 million. As to reimbursements by the insurer of our  indemnification  expenses,  the policy has a
                    $150,000  deductible;  there is no  deductible  for  covered
                    liabilities  of  individual   directors  and  officers.   In
                    addition, we have an excess directors and officers liability
                    insurance   policy,   underwritten  by  the  Gulf  Insurance
                    Company, in the amount of $5 million.

VOTE  REQUIRED:     The seven  nominees  for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all of the nominees listed, to "withhold authority to vote" for one or more of the nominees or to "withhold authority to vote" for all of the nominees. If you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee.

                    The persons named in the enclosed proxy intend to vote "FOR" the election of all of the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

                           THE BOARD DEEMS PROPOSAL 1
             TO BE IN THE BEST INTERESTS OF SIEBERT FINANCIAL CORP.
                AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE
            "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                                   PROPOSAL 2:

          APPROVAL OF CERTAIN AMENDMENTS TO THE SIEBERT FINANCIAL CORP.
                             1997 STOCK OPTION PLAN


                    The Board of Directors has unanimously adopted, subject to shareholder approval, amendments to the Siebert Financial Corp. 1997 Stock Option Plan which would: (a) increase the aggregate number of shares available for issuance thereunder from 2,100,000 to 4,200,000, (b) increase the aggregate number of shares that may be covered by option grants to any participant during any twelve month period from 400,000 to 750,000, (c) permit the Board of Directors to grant options to our non-employee directors, and (d) make certain other changes to the terms of the 1997 Option Plan. The Board of Directors believes that approval of the amendments will serve our best interests and the best interests of our shareholders. Of the 2,100,000 shares originally available for issuance under the current plan, as of the date of this proxy statement, 681,060 shares remain available for further option awards and 799,280 shares are the subject of currently outstanding options. If the foregoing amendments are approved, a total of 1,871,060 shares will be available for issuance under the amended plan.


1997 STOCK
OPTION PLAN
PRIOR TO
AMENDMENTS:

                    Our 1997 Stock Option Plan was adopted by the Board in March 1997 and approved by our shareholders on December 1, 1997. The plan permits the issuance of either options intended to qualify as incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code, or options not intended to qualify as ISOs. The aggregate fair market value of our common stock for which a participant is granted ISOs that first become exercisable during any given calendar year will be limited to $100,000. To the extent this limitation is exceeded, an option will be treated as a nonqualified stock option.


                    The plan provides for the grant of options to purchase shares of our common stock to our employees and employees of our subsidiaries. The plan is administered by the Compensation Committee of the Board, which selects persons to receive awards under the plan, determines the amount of each award, and the terms and conditions governing the award. The Committee also interprets the plan and any awards granted thereunder, establishes rules and regulations for the administration of the plan and takes any other action necessary or desirable for the administration of the plan. The plan may be amended by the Board as it deems advisable. No amendment will become effective, however, unless approved by the affirmative vote of our shareholders if shareholder approval is necessary for the continued validity of the plan or if the failure to obtain shareholder approval would adversely affect the compliance of the plan under any applicable rule or regulation. No amendment may, without the consent of a participant, impair a participant's rights under any option previously granted under the plan.

                    The price for which shares of our common stock may be purchased upon the exercise of an option will be the fair market value of the shares on the date of the grant of the option. An ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, however, shall have a purchase price for the underlying shares equal to 110% of the fair market value of our common stock on the date of grant. An option generally may be granted for a term not to exceed ten years from the date the option is granted. All options will be exercisable in accordance with the terms and conditions described in the option agreement relating to each option. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any option granted under the plan within the first year after the date of the grant of the option. Upon termination of employment by reason of death, disability or retirement, a participant has ninety days following such termination to exercise his or her options, regardless of whether the options were otherwise exercisable at the time of such termination. Upon the termination of employment for any other reason, a participant has thirty days following such termination to exercise his or her options, but only to the extent that those options were exercisable at the time of such termination.

                    Full payment of the purchase price for shares of our common stock purchased upon the exercise, in whole or in part, of an option must be made at the time of the exercise. The plan provides that the purchase price may be paid in cash or in shares of our common stock valued at their fair market value on the date of purchase. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

                    Set forth below is a summary of certain federal income tax consequences associated with options granted under the plan.


                    A participant will not realize taxable income upon the grant of an option. In general, the holder of an option which does not qualify as an ISO will realize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and we receive a corresponding deduction, subject to the deduction limitation provisions of Section 162(m) of the Internal Revenue Code. (If the optionee is subject to the six-month restrictions on sale of Common Stock under Section 16(b) of the Securities Exchange Act of 1934, the participant generally will recognize ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the participant will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option is exercised.

                    The holder of an ISO will not realize taxable income upon the exercise of the option, although the option spread is an adjustment to taxable income that may result in alternative minimum tax liability for the participant. (The adjustment, if any, is also added to the basis of the stock for purposes of determining adjusted gain or loss under the alternative minimum tax when the stock is sold.) If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and we receive a corresponding deduction, subject to the deduction limitation provisions of Section 162(m) of the Code. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction.

THE AMENDMENTS
TO THE 1997 STOCK
OPTION PLAN:        The  amendments  to  the  plan  approved  by  the  Board  of
                    Directors to be submitted for approval to our shareholders are as follows:


                    o increase the aggregate number of shares available for issuance under the plan from 2,100,000 to 4,200,000,

                    o increase the aggregate number of shares that may be covered by option grants to any participant during a twelve month period from 400,000 to 750,000,


                    o allow our Board of Directors to grant options to non-employee directors, and


                    o make certain other technical changes to the plan to conform the terms of the plan to recent changes in the law and to provide our Board of Directors and Compensation Committee with increased discretion and authority in administering the plan. These changes include, among other things, permitting options that become exercisable within the first year after the date of grant of the option, and permitting options that may be exercised by a participant following a termination of employment or other service with us for periods that are longer than, or shorter than, the periods currently provided in the plan.

                    This summary of changes is qualified in its entirety by reference to the full text of the plan, as amended, which is attached to this proxy statement as Appendix A.

                    The Board of Directors believes that approval of these amendments will serve the best interests of Siebert Financial Corp. and the best interests of its shareholders by providing the needed flexibility in the administration of the plan and the granting of options thereunder. In addition, the Board of Directors believes that the ability to grant additional options will help attract, motivate and retain key employees and directors who are in a position to contribute to the successful conduct of the business and our affairs as well as stimulate in such individuals an increased desire to render greater service to us.

                    On April 26, 2002, the closing price of our common stock on the Nasdaq Stock Market was $4.25 per share.

                                NEW PLAN BENEFITS


                    The table below sets forth certain option grants under the plan, as amended, to our Chief Executive Officer, other executives and our non-executive directors, as approved by our Compensation Committee and/or the Board on April 19, 2002. The option grants to Muriel F. Siebert and non-employee directors were made by our Board subject to shareholder approval of this proposal to amend the plan.


                                                                     NUMBER
                         NAME AND POSITION                         OF OPTIONS
                         -----------------                         ----------

                         Muriel F. Siebert                         750,000(1)
                         Chairwoman of the Board,
                         President and
                         Chief Executive Officer


                         Other Executives                             --



                         Non-Executive Director Group              160,000(2)


                         Non-Executive Officer Employee               --
                         Group

                    (1) The exercise price per stock option is $4.30, the closing price of our common stock on April 19, 2002, the date of grant. The options are exercisable at 12 months after the date of grant.


                    (2) The exercise price per stock option for these stock option grants ranges from $4.30 to $4.60. These options are exercisable at 6 months after the date of grant.


VOTE REQUIRED:


                    The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to amend the 1997 Stock Option Plan. The enclosed proxy allows you to vote for the amendments to the 1997 Stock Option Plan or to "withhold authority to vote" for the amendments to the 1997 Stock Option Plan. If you indicate "withhold authority to vote" for the amendments to the plan on your proxy card, your vote will not count either for or against the adoption of the amendments.


                    The persons named in the enclosed proxy intend to vote "FOR" the amendments to the 1997 Stock Option Plan.


THE BOARD DEEMS PROPOSAL 2 TO BE IN THE BEST INTERESTS OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS TO THE COMPANY'S 1997 STOCK OPTION PLAN.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Richard A. Eisner & Company, LLP currently serves as our independent auditors. A representative of Richard A. Eisner & Company, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from shareholders.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of our audited financial statements for the year ended December 31, 2001 and reviews of the financial statements for the first three fiscal quarters of 2001 was $109,000.

ALL OTHER FEES

The aggregate fees billed by Richard A. Eisner & Company, LLP during the year ended December 31, 2001 for other services totaled $81,945. These services included tax planning and compliance and other non-financial statement audit services.

Our audit committee has determined that the services described above that were rendered by Richard A. Eisner & Company, LLP are compatible with the maintenance of Richard A. Eisner Company, LLP's independence from our management.

                SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING


If you wish to submit proposals to be presented at the 2003 Annual Meeting of our shareholders, the proposals must be received by us no later than January 6, 2003 for them to be included in our proxy materials for that meeting.


                                  OTHER MATTERS

The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

                                            By Order of the Board of Directors

                                            Daniel Iesu

                                            SECRETARY


Dated: May 6, 2002



                   PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
             PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                   APPENDIX A



                             SIEBERT FINANCIAL CORP.
                             1997 STOCK OPTION PLAN

                   (AS AMENDED EFFECTIVE AS OF APRIL 19, 2002)

         1. PURPOSE. The purpose of this Siebert Financial Corp. 1997 Stock Option Plan (the "Plan") is to advance the interests of Siebert Financial Corp. (the "Company") and its shareholders by providing officers and employees of the Company and its subsidiaries and non-employee directors of the Company with a larger personal and financial interest in the success of the Company through the grant of stock options.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board") or the Board. Unless the Board determines otherwise, the Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, including, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason the Committee does not satisfy the "non-employee director" requirements of Rule 16b-3 or the "outside director" requirements of Section 162(m) of the Code, such non-compliance shall not affect the validity of the awards, interpretations or other actions of the Committee. Notwithstanding anything herein to the contrary, the Plan shall be administered solely by the Board with respect to grants made to non-employee directors of the Company. To the extent that the Plan is administered by the Board, the Board shall have all the power and authority and responsibility granted to the Committee herein. The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom Options (as hereinafter defined) may be granted under the Plan; (ii) determine the number of shares of Common Stock (as hereinafter defined) covered by each Option and the terms and conditions, not inconsistent with the provisions of the Plan, governing such Option; (iii) interpret the Plan and any Option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and
(v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option shall be conclusive and binding on all parties.

         3. PARTICIPANTS. Options may be granted under the Plan to any officer or employee of the Company or its subsidiaries or to any non-employee director of the Company.

         4. THE SHARES. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 4,200,000 shares (subject to adjustment pursuant to Section 7) of common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares of Common Stock shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to an Option may again be subjected to an Option under the Plan.

         5. OPTIONS. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) TYPES OF OPTIONS. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). Each option agreement shall identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option.

          (b) PRICE. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; PROVIDED, HOWEVER, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.


          For purposes of the Plan, the fair market value of a share of Common Stock on a specified date shall be the closing price on such date of the Common Stock on the Nasdaq National Market or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (c) PER-PARTICIPANT LIMIT. No participant may be granted Options during any consecutive 12-month period on more than 750,000 shares of Common Stock (subject to adjustment pursuant to Section 7).


          (d) LIMITATION ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an Option shall be treated as a Nonstatutory Stock Option.


          (e) NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, a participant may transfer any Nonstatutory Option granted under the Plan to the participant's spouse, children, grandchildren and/or other "family members" (as defined in General Instruction A(5) to Form S-8), including, without limitation, one or more trusts maintained primarily for the benefit of the participant or such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

          (f) TERM AND EXERCISABILITY OF OPTIONS. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.


     Except as otherwise determined by the Committee or as provided in Section 5(g), no Option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such Option.

          (g) TERMINATION OF EMPLOYMENT OR DIRECTORSHIP. Unless otherwise determined by the Committee at grant or, if no rights of the participant are thereby reduced, thereafter, an Option may not be exercised following a participant's termination of employment or directorship except as set forth in this Section 5(g).



               (i) DEATH, DISABILITY, OR RETIREMENT. If a participant's employment or directorship terminates by reason of death, permanent disability (within the meaning of Section 22(e)(3) of the Code), or retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within 90 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the Option was otherwise exercisable at the time of termination of employment.

               (ii) OTHER REASONS. If a participant's employment or directorship terminates for any reason other than death, permanent disability, or retirement at or after age 65, the participant may, within 30 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.



          In no event may an Option be exercised after the expiration of the term of such Option.

          (h) PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. This purchase price may be paid in cash or, unless otherwise determined by the Committee, in shares of Common Stock valued at their fair market value on the date of purchase, which shares, if acquired pursuant to the exercise of an Option, have been owned by the participant (free and clear of any liens or encumbrances) for at least 6 months, or by such other methods approved by the Committee from time to time. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

         6. WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any Option under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that, such withholding will be made at a rate that does not exceed the statutory minimum rate to the extent necessary to avoid adverse accounting consequences. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant. Any election made by a participant subject to Section 16(b) of the Exchange Act to have shares of Common Stock withheld in satisfaction of the withholding requirement with respect to such participant's Option shall be subject to the approval of the Committee and shall be in accordance with the requirements of Rule 16b-3 under such Act.


         7. CHANGES IN CAPITAL STRUCTURE, ETC. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend or a dividend on shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to shares of Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock or any stock or other securities into which such shares shall have been changed or for which it shall have be exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

         8. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan. Notwithstanding the amendment of the Plan effective as of April 19, 2002, neither the terms of the Options outstanding immediately prior to such date nor the stock option agreements entered into by and between the Company and the participants in respect of such Options, shall be deemed to be amended in any way. Following approval by the stockholders of the Company, the Plan, as amended effective as of April 19, 2002, shall continue in effect until the expiration of its term or such earlier date as the Board may determine.


         9. AMENDMENT. The Board may amend the Plan in any respect from time to time; PROVIDED, HOWEVER, that no amendment shall become effective unless approved by the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.


         10. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with tax withholding requirements and with the rules of all domestic stock exchanges or markets on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.


         11. GENERAL PROVISIONS.


          (a) Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any employee or director any right to the continuation of such individual's employment, directorship or other service with the Company or its subsidiaries.

          (b) The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

                            SIEBERT FINANCIAL CORP.
                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 4, 2002

     The undersigned hereby appoint Daniel Iesu and Daniel Jacobson, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held at The Harmonie Club, 4 East 60th Street, New York, New York on Tuesday, June 4, 2002 at 10:00 A.M., local time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEM (1) AND ITEM (2).



             IMPORTANT: SIGNATURE AND DATE REQUIRED ON REVERSE SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE

                         FOR ALL  NOMINEES             WITHHOLD AUTHORITY
                         LISTED BELOW                  (to vote for all
                         (except as marked to           nominees listed below):
                          the contrary below):


1. ELECTION OF DIRECTORS          [   ]                     [   ]




NOMINEES:       Muriel F. Siebert,
                Nicholas P. Dermigny,
                Patricia L. Francy,
                Jane H. Macon,
                Daniel Jacobson,
                Nancy S. Peterson, and
                Leonard M. Leiman

INSTRUCTION:  To withhold authority to vote
              for any individual nominee,
              write that nominee's name on
              the space provided below).



2. Approval of the amendments to the Siebert Financial Corp. 1997 Stock Option Plan to: (a) increase the aggregate number of shares available for issuance thereunder from 2,100,000 to 4,200,000, (b) increase the aggregate number of shares that may be covered by option grants to any participant during any twelve month period from 400,000 to 750,000, (c) permit the Board of Directors to grant options to our non-employee directors, and (d) make certain other changes to the terms of the 1997 Option Plan.


          [ ] FOR         [ ] AGAINST         [ ]  ABSTAIN



3. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED. THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEM (1) AND ITEM (2).

-----------------------------------------------------
Signature of Stockholder


-----------------------------------------------------
Signature of Joint Owner, if any


Date:
     ------------------------, 2002



Please complete, date and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title. If shares are held jointly, each holder must sign.